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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): AUGUST 26, 2003


                                  GENUITY INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       000-30837                74-2864824
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


    225 PRESIDENTIAL WAY, WOBURN, MA                                  01801
 (Address of Principal Executive Offices)                           (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-3587




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ITEM 5.  OTHER EVENTS

         On August 26, 2003, Genuity Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company and certain of is subsidiaries filed their Joint Consolidated Plan of Liquidation and accompanying disclosure statement with the United States Bankruptcy Court for the Southern District of New York. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)       Exhibits

                    99.1  Press Release dated August 26, 2003 of Genuity Inc.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               GENUITY INC.


                               By:  /s/ IRA PARKER
                                    ------------------------
                                    Name:  Ira Parker
                                    Title: President and Chief Executive Officer




Date: August 26, 2003


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                                  EXHIBIT INDEX


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EXHIBIT NO.          DESCRIPTION OF EXHIBITS                            PAGE
99.1            Press Release dated August 26, 2003 of Genuity Inc.       5

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